CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350
                         AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of US Highland, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bengt Andersson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Bengt Andersson
-----------------------------
Bengt Andersson
Chief Executive Officer

June 10, 2011


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of US Highland, Inc.(the "Company") on Form 10-Q for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christer Wagenius, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Christer Wagenius
-----------------------------
Christer Wagenius
Chief Financial Officer

June 10, 2011